                               VARLEN CORPORATION
                        1989 INCENTIVE STOCK OPTION PLAN
                          (as amended on May 14, 1999)

                                    ARTICLE I
                                     PURPOSE

            SECTION 1: Statement of Policy. The Board of Directors of VARLEN CORPORATION believes that the maximum advantage to the Corporation can be secured by establishing as close an identity as is feasible between the interests of the Corporation and its Subsidiaries, and those of its or their respective employees. The Board believes that it would be in the best interests of the Corporation to adopt a 1989 Incentive Stock Option Plan which will provide for the granting of both Incentive Stock Options (as defined in Section 2 of this Plan) and Non-Qualified Stock Options (as defined in Section 2 of this
Plan) and which will serve the function of providing a closer identification of certain employees with the Corporation. Furthermore it will serve to retain these employees in the service of the Corporation or its Subsidiaries and to induce new executives and other key employees to become associated with the Corporation or its Subsidiaries. It is the intent of the Board that the grant of such Incentive Stock Options and Non-Qualified Stock Options shall be in addition to any other compensation granted. It is for the accomplishment of these several objectives that this Plan is formulated and adopted.

            SECTION 2: Definitions. When used in this Plan, unless the context otherwise requires:

             (a) Affiliate. "Affiliate" shall mean any individual, corporation, partnership, association, joint-stock company trust, unincorporated association or other entity (other than the Corporation) that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Corporation.

            (b) Change of Control. "Change of Control" shall mean the occurrence of one of the following events:

                  (i) if any "person" or "group" as those terms are used in
            Sections 13(d) or 14(d) of the Exchange Act, other than a Exempt Person, is or becomes the "beneficial owner" (as defined in rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company's stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

                  (iii) the stockholders of the Company approve a merger or
            consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) following which the Company's chief executive officer and directors retain their positions with the surviving entity (and constitute at least a majority of the surviving entity's board of directors); or

                  (iv) the stockholders of the Company approve a plan of
            complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all the Company's assets, other than a sale to an Exempt Person;

      provided, however, that if the approval specified in clause (iii) or clause (iv) above is obtained but such transaction is terminated or abandoned by the parties thereto prior to its effectuation, then, from and after the date of such termination or abandonment, no Change of Control shall be deemed to have occurred by reason of such approval; and provided further, that no Change of Control shall be deemed to have occurred by reason of any event involving or arising out of a proceeding under Title 11 of the United States Code (or the provisions of any future United States bankruptcy law), an assignment for the benefit of creditors or an insolvency proceeding under state or local law.

            (c) Code. "Code" shall mean the United States Internal Revenue Code of 1986, as amended from time to time, or any statutes succeeding thereto.

            (d) Committee. "Committee" shall mean the Compensation Committee hereinafter described in Section 3 of this Plan.

             (e) Common Stock. "Common Stock" and "Stock" shall each mean the Common Stock of the Corporation of the par value of $.10 per share.

             (f) Corporation. "Corporation" shall mean VARLEN CORPORATION, a Delaware corporation.

             (g) Directors. "Directors" and "Board of Directors" shall each mean the Board of Directors if the Corporation as constituted from time to time.

             (h) Disinterested Person. "Disinterested Person" shall mean an individual who is not at the time he exercises discretion in administering this Plan eligible and has not at any time within one (1) year prior thereto been eligible for selection as a person to whom stock options may be granted pursuant to this Plan or to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to any other plan of the Corporation or any of its Affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Corporation or any of its Affiliates.

            (i) Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated pursuant thereto.

            (j) Incentive Stock Options. "Incentive Stock Options" shall mean options which meet the requirements for Incentive Stock Options in Section 422A of the Code.

            (k) New Option. "New Option" shall mean an option granted on or after May 14, 1999.

            (l) Non-Qualified Stock Options. "Non-Qualified Stock Options" shall mean stock options which do not meet the requirements for Incentive Stock Options, as defined in Paragraph (i) of this Section 2, and stock options which do meet such requirements but which the Committee designates as Non-Qualified Stock Options.

            (m) Old Option. "Old Option" shall mean an option granted prior to May 14, 1999.

            (n) Option Agreement. "Option Agreement" shall mean each Agreement referred to in Section 12 of this Plan between the Corporation and any person to whom an option is granted.

            (o) Optionees. "Optionees" shall mean those persons who receive Options under this Plan.

            (p) Options. "Options" shall mean options granted under this Plan.

            (q) Plan. "Plan" shall mean this 1989 Incentive Stock Option Plan adopted by the Board of Directors, as such Plan from time to time may be amended as herein provided.

            (r) Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated pursuant thereto.

            (s) Subsidiary. "Subsidiary" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   ARTICLE II
                                 ADMINISTRATION

            SECTION 3: Committee.

            (a) This Plan shall be administered by a Compensation Committee, or any other successor committee appointed by the Board of Directors, which shall consist of such number (not less than three) of directors as the Board of Directors shall determine, all of whom shall be Disinterested Persons. The Committee shall have plenary authority in its discretion, but subject to the express provisions of this Plan, (i) to determine the key employees to whom and the time or times at which Options shall be granted, the number of shares to be covered by each Option, and whether an Option shall be an Incentive Stock Option or a Non-Qualified Stock Option; (ii) to interpret this Plan and to prescribe, amend and rescind the rules and regulations relating to it; (iii) to determine the terms and provisions of the respective Option Agreements (which need not be identical), including without limitation such terms and provisions as may be requisite in the judgment of the Committee (A) to cause the grant of the Options, and the issuance of Common Stock upon exercise of the Options, pursuant to this Plan to comply with the Securities Act and the applicable rules and regulations thereunder, including, without limitation, to cause this Plan and the Options and Common Stock to be registered on Form S-8 promulgated thereunder, or any other appropriate form, (B) to provide for the reimbursement of the Corporation for taxes paid or advanced in respect of the grant to employees of Options or the issuance of Common Stock upon exercise of Options under this Plan and (C) to set forth the form of restrictive legends, if any, to be placed on certificates representing shares of Common Stock to be issued pursuant to Options relating to obligations of the holders under, or to provide notice of the applicability to such Common Stock of, the Federal and State securities laws and the Code; and (iv) to make all other determinations deemed necessary or advisable for the administration of this Plan.

            (b) Paragraph (a) of this Section 3 notwithstanding, the authority vested in the Committee to administer this Plan may be exercised by the Board of Directors as a whole acting in accordance with the By-laws of the Corporation if, and only if, at the time such authority is exercised: (i) all members of the Board of Directors are Disinterested Persons, (ii) a majority of the members of the Board of Directors and a majority of directors acting on Plan matters are Disinterested Persons or (iii) the Corporation is not the issuer of any "equity security" (as such term is defined in the Exchange Act) subject to the registration requirements of Section 12 of the Exchange Act.

            SECTION 4: Vacancies. If a member of the Committee for any reason shall cease to serve, the vacancy may be filled by the Board of Directors.

            SECTION 5: Removal. Any member of the Committee may be removed at any time, with or without cause, by the Board of Directors.

            SECTION 6: Chairman. The Board of Directors or the Committee may select one of the members of the Committee as its Chairman.

            SECTION 7: Meetings. The Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the members of the Committee shall be fully as effective as if it had been made by the affirmative vote of a majority of its members at a meeting duly called and held. The Committee may appoint a Secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                                   ARTICLE III
                                     OPTIONS

            SECTION 8: Shares Available. The Committee may, but shall not be required to, allocate in accordance with this Plan both Incentive Stock Options and Non-Qualified Stock Options to purchase not more than, in the aggregate, 200,000 shares of the Common Stock. Such shares may be authorized and unissued shares or issued shares held in the Corporation's treasury. Such 200,000 shares shall be computed prior to any adjustment resulting from stock dividends, split-ups, reorganization, or other substitutions of securities for the present Common Stock of the Corporation and upon the occurrence of any of the foregoing, the aggregate number of shares available for allocation in accordance with this Plan shall be appropriately and equitably adjusted in a manner similar to that set forth in Section 25 hereof to make available for issuance under this Plan the number of shares of Common Stock which would have been available had allocation of an aggregate of 200,000 shares been made immediately prior to such event.

            SECTION 9: Time for Granting of Options. Options may be granted by the Committee pursuant to this Plan from time to time for a period beginning May 1, 1989 and ending April 30, 1999. Nothing herein shall be construed to prohibit the granting of Options at different times to the same persons.

            SECTION 10: Persons Eligible. Persons eligible to receive Options shall be such key employees (which term as used herein includes, without limitation, officers) of the Corporation and its Subsidiaries as the

Committee in its sole discretion may select. However, a director of the Corporation or of a Subsidiary who is not also an employee of the Corporation or one of its Subsidiaries shall not be eligible to receive Options.

            SECTION 11: Number of Shares to be Optioned and Nature of Option. Subject to Section 10 of this Plan, the total number of shares to be optioned to any eligible person and whether an Option shall be an Incentive Stock Option or a Non-Qualified Stock Option shall be determined by the Committee in its sole discretion.

            SECTION 12: Form of Option Agreements. An Option Agreement signed by the President, the Senior Vice President or a Vice President of the Corporation, and attested by the Treasurer or Assistant Treasurer or Secretary or Assistant Secretary of the Corporation, shall be issued to each person to whom an Option is granted. The form and provisions of each Option Agreement shall be determined by the Committee in accordance with the terms of this Plan. If any employee does not execute an Option Agreement in the form prescribed by the Committee within the later of (a) thirty (30) days from the grant thereof or (b) ten (10) days after the receipt from the Corporation of an Option Agreement for execution, the action of the Committee with respect to the Option granted to such employee shall be of no further force or effect.

            SECTION 13: Duration of Options. The duration of each Option shall be for such time as the Committee, in its sole discretion, may fix upon the occasion of granting an Option; provided, however, an Option, whether an Incentive Stock Option or a Non-Qualified Stock Option, by its terms will not under any circumstances be exercisable more than ten (10) years (or such shorter period, if any, as may be necessary to comply with the requirements of state securities laws) from the date such Option is granted, except that, to the extent provided in Section 18 of this Plan, a Non-Qualified Stock Option shall be exercisable for a maximum of one (1) year following the death of an Optionee, or the date on which he is determined to have a permanent physical or mental disability, regardless of its original term.

            SECTION 14: Assignability of Options. Options and all rights thereunder shall by their terms be non-assignable and non-transferable by the holder of the option otherwise than by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the holder only by the holder or his guardian or legal representative. Any attempted assignment, transfer, pledge, hypothecation or other disposition of any Option contrary to the provisions of this Plan and any levy or any other attachment or similar process upon an Option shall be null and void and without effect, and the Board of Directors may, in its discretion, upon the happening of any such event, terminate the Option forthwith. Nothing contained herein shall be deemed inconsistent with the provisions hereinafter set forth pertaining to the exercise of an Option by the estate of a deceased holder.

            SECTION 15: Option Price. The option price of the Stock subject to an Incentive Stock Option shall not be less than the fair market value of the Stock at the time the Incentive Stock Option is granted. The option price of the Stock subject to a Non-Qualified Stock Option shall not be less than fifty percent (50%) of the fair market value of the Stock at the time such Non-Qualified Stock Option is granted; provided, however, that if such option price is less than the fair market value of the Stock at the time such Non-Qualified Stock Option is granted, the option price shall not be less than the book value of the Stock at the time such Non-Qualified Stock Option is granted as determined by the Committee. For the purposes of this Section 15, the "fair market value" of the Stock shall be its fair market value determined as of the business day prior to the date of grant of the Option by the Committee in its good faith discretion.

                                   ARTICLE IV
                               EXERCISE OF OPTIONS

            SECTION 16: Terms of Exercise.

            (a) Each Option shall be exercisable in whole or in part as set forth in the Option Agreement; provided, however, that no Option shall be exercised as to less than twenty-five (25) shares of Common Stock at any one time, unless the balance subject thereto at the time is less than twenty-five
(25) shares of Common Stock.

      (b) Although each Option Agreement may contain provisions providing for the exercisability of various portions of the Option granted thereunder at different time periods, each Old Option shall be exercisable prior to its expiration in accordance with the provisions of this Plan to the full extent thereof simultaneously with or at any time after a Change of Control.

            (c) Although each Option Agreement may contain provisions providing for the exercisability of various portions of the Option granted thereunder at different time periods, each New Option shall be exercisable prior to its expiration in accordance with the provisions of this Plan to the full extent thereof if there is a Change of Control and the Optionee is terminated from being an employee of the Company or any of its Subsidiaries within one year following such Change of Control. Subject to the remaining provisions of the Plan, such New Options may be exercised simultaneous with or at any time after such termination of employment.

            (d) Notwithstanding the provisions of Section 16(b) of this Plan, in the event of a merger or consolidation in which the Corporation is a party but not the surviving corporation, at the discretion of the Committee, each Option shall either become fully exercisable with respect to all shares of Common Stock subject to such Option immediately prior to (but subject to) the consummation of the merger or consolidation, and shall remain so until the expiration of the Option or as otherwise provided in Section 18 of this Plan, or the agreement with respect to such merger or consolidation shall include a provision that would automatically amend such Option to enable the Optionee, had such Option been exercised in full immediately prior to the effectiveness of such merger or consolidation, to acquire the same merger consideration in respect of the shares of Common Stock issued upon exercise of the Option as a holder of Common Stock of the Corporation immediately prior to such merger or consolidation would have been entitled to receive.


            SECTION 17: Termination of Employment. In the event of the termination for any reason of the employment of an Optionee (other than as provided in Section 18 of this Plan), all Options granted to such Optionee which have not been exercised by him prior to the time of such termination shall be then terminated and thereafter may not be exercised. Options granted under this Plan, however, shall not be affected by any change of employment so long as the holder of the Option continues to be an employee of the Corporation or a Subsidiary of the Corporation.

             SECTION 18: Death, Disability, Retirement or Termination of Employment with Consent. As used herein, an Optionee's employment with the Corporation shall be deemed to have been terminated "with consent" if the Corporation or a Subsidiary has provided its express written consent to the exercise of the Optionee's options following such termination. Notwithstanding the provisions of Section 17 of this Plan, Options granted to an Optionee may be exercised as follows:

             (a) In the event of the termination of the optionee's employment with consent, then such Optionee's Option may be exercised, regardless of tax consequences, to the extent then exercisable as provided in the Option Agreement applicable to such Option (or, if so determined by the Committee in its sole discretion, up to the full extent thereof) at any time (i) within 90 days following such termination if exercise by such Optionee during such period would not violate
Section 16(b) of the Exchange Act, or (ii) within 190 days following such termination if exercise by such Optionee within 90 days following such termination would violate Section 16(b) of the Exchange Act, but in any event not thereafter.

            (b) In the event of the termination of the Optionee's employment resulting from the Optionee's retirement under one or more of the Corporation's retirement plans including, without limitation, any early retirement permitted under such plans, then such Optionee's Options may be exercised, regardless of tax consequences, to the full extent thereof at any time (i) within 90 days following such termination if exercise by such Optionee during such period would not violate Section 16(b) of the Exchange Act, or (ii) within 190 days following such termination if exercise by such Optionee within 90 days following such termination would violate Section 16(b) of the Exchange Act, but in any event not thereafter, or (iii) at such later date as determined in the discretion of the Committee.

            (c) In the event of the death or the permanent physical or mental disability (as such disability shall be determined by a physician selected by the Corporation) of the Optionee either (i) while employed by the Corporation or a Subsidiary, or (ii) (with respect to a Non-Qualified Stock Option only) while eligible to exercise his Option pursuant to Section 18(a) or (b) of this Plan following the termination of his employment, then such Optionee's Option may be exercised, to the full extent thereof, at any time within one (1) year following the Optionee's death or such determination of physical or mental disability, by the Optionee, the executors or administrators of the Optionee or by any person who shall have acquired the Option from the Optionee by bequest or inheritance.

            (d) Notwithstanding the foregoing provisions, in no event may an Option be exercised subsequent to the expiration of its term, except that a Non-Qualified Stock Option shall be exercisable, to the extent provided in
Section 18(c) of this Plan, for a maximum of one (1) year following the death of an Optionee, or the date on which he is determined to have a permanent physical or mental disability, regardless of its original term.

            SECTION 19: How Exercisable.

            (a) An Option shall be exercisable by delivery of a duly signed notice in writing to such effect and the full purchase price of the Stock purchased pursuant to the exercise of the Option to the Treasurer of the Corporation or to any other officer of the Corporation appointed by the Committee for the purpose of receiving the same; provided, however, that no Option issued pursuant to this Plan may be exercised at any time when the Option or the granting or the exercise thereof violates any law or governmental order or regulation. Delivery of the full purchase price shall be satisfied either:
(i) by payment in cash of the full purchase price, (ii) by tender of such number of shares of Common Stock owned either (x) by the Optionee prior to exercise of the Option or (y) with the consent of the Committee, by the Optionee as a result of the exercise of the Option, as is equal in value (such value to be the fair market value of such Stock, determined as of the business day prior to the date of exercise of the Option by the Committee in its good faith discretion) to the full purchase price or (iii) by delivery of any combination of cash and such shares of Common Stock (valued as set forth above) which, in the aggregate, is equal in value to the full purchase price, subject to compliance with applicable securities laws.

            (b) An Option shall also be exercisable by Optionees (to the extent such exercise would not violate Section 16(b) of the Exchange Act) by delivery of a duly signed notice in writing to such effect (the "Exercise Notice") which shall include irrevocable instructions to the Corporation to deliver the stock certificates issuable in respect of such option exercise directly to a broker named therein which has agreed to participate in a "cashless" exercise on behalf of the Optionee. In connection therewith, the Corporation shall acknowledge and, notwithstanding the provisions of Section 20 hereof, forward a copy of the Exercise Notice to such broker and the Corporation shall be authorized and entitled to deliver such stock certificates directly to such broker against receipt of the exercise price and any withholding taxes due in respect of such option exercise. The Committee shall have the right to adopt such rules and regulations with respect to the provisions of this paragraph as it deems appropriate.

            (c) In addition, the Committee shall have the right to require a cash payment upon the exercise of any option in connection with any obligation of the Corporation or a Subsidiary of the Corporation to withhold Federal, state or local taxes (a "Withholding Obligation"). An Optionee may irrevocably elect (the "Election"), subject to approval or disapproval by the Committee or the Board of Directors and subject to the right of the Committee or the Board of Directors to revoke its advance approval, to satisfy any Withholding Obligation in connection with the exercise of the option granted to him by tender of such number of shares of the Corporation's Common Stock (valued as set forth above) owned either (x) by such Optionee prior to exercise of the Option or (y) with the consent of the Committee, by the Optionee as a result of the exercise of the Option, or a combination of such Common Stock (valued as set forth above) and cash, which has a value equal to the full amount of the Withholding Obligation, subject to compliance with applicable securities law; provided, however, if required to permit compliance with Section 16(b) of the Exchange Act, that (i) the Election is made either (A) no later than six (6) months prior to the date on which exercise of such Option becomes taxable to the Optionee (the "Tax Recognition Date"), (B) during the ten-day period beginning on the third business day following, and ending on the twelfth business day following, the date of release for publication of the Corporation's quarterly or annual summary statements of sales and earnings, or (C) during such other period as may be instead provided in Rule l6b-3(e)(3)(iii) promulgated pursuant to the Exchange Act (or any successor rule) and (ii) the Election shall not be available with respect to such Option to any extent during the first six (6) months of the term thereof, except in the event death or disability of the Optionee occurs prior to the expiration of such six-month period. If the Tax Recognition Date with respect to the exercise of a Non-Qualified Stock Option will be a date other than the date on which the Option is exercised, then (A) the Committee with the cooperation of the Optionee shall estimate in good faith the amount of the Withholding Obligation (the "Estimated Amount"), (B) the optionee shall deliver (in conformity with any applicable Election) to the Corporation, on the date the Optionee exercises the Option, cash, such number of shares of Common Stock (valued as set forth above) or such combination of cash and Common Stock (valued as set forth above) as is equal in value to the Estimated Amount, (C) the Committee shall notify the Optionee in writing, within fifteen (15) days after the Tax Recognition Date with respect to the exercise of the Option of the amount of income recognized by the optionee and of the date which is the Tax Recognition Date, (D) promptly after providing such notice, the Corporation shall deliver to the Optionee (using the same method of payment as was used with respect to payment of the Estimated Amount and in conformity with any applicable Election) either (1) cash, shares of the Corporation's Common Stock or a combination of cash and shares of the Corporation's Common Stock as is equal in value to the amount, if any, by which the Estimated Amount exceeds the actual Withholding Obligation, or (2) written notice of the amount, if any, by which such actual Withholding Obligation exceeds the Estimated Amount, or (3) written notice that the Estimated Amount and the amount of such actual Withholding Obligation are equal, (E) the Optionee shall deliver (in conformity with any applicable Election) to the Corporation within fifteen (15) days after the date of the notice, if any, described in the preceding clause (D) (2) above, cash, shares of the Corporation's Common Stock or a combination of cash and shares of such Common Stock as is equal in value to the excess amount specified in such notice, and (F) the value of any shares of the Corporation's Common Stock delivered by the Corporation or the Optionee pursuant to the preceding clauses
(D) or (E) shall be the fair market value of such shares, determined, as of the business day immediately prior to the Tax Recognition Date, by the Committee in its good faith discretion.

             (d) Whenever all or any portion of (i) the purchase price payable upon exercise of an Option or (ii) the Withholding Obligation of the Corporation or a Subsidiary of the Corporation is paid by the delivery of shares of the Corporation's Common Stock, tender of such shares shall be accompanied by a duly executed stock power and by payment of the requisite stock transfer tax, if any. The Committee may also require the Optionee to make such representations as to his title, authority to transfer such title and any other facts as it may deem appropriate.

            SECTION 20: Issuance of Shares. Within a reasonable time after the exercise of an Option in accordance with its terms, the Corporation shall cause to be delivered to the purchaser a certificate for the shares of Stock purchased pursuant to the exercise of the Option.

            SECTION 21: Stockholder Rights of Optionee. No person entitled to exercise any Option granted under this Plan shall have any rights or privileges of a stockholder of the Corporation in respect of any shares issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered.

            SECTION 22: Termination of Options. Any Option not exercised within the period fixed for its exercise in Section 13 of this Plan and this Article IV shall terminate and become null and void.

            SECTION 23: Unexercised Options. Stock covered by Options which have terminated in accordance with the provision of this Plan, to the extent to which such Options have not been exercised, may be treated by the Committee as Stock which is eligible for other and further granting of Options in accordance with the terms of this Plan.

                                    ARTICLE V
                           NOT AN EMPLOYMENT CONTRACT

            SECTION 24: Not an Employment Contract. Nothing in this Plan or in any Option granted pursuant to this Plan shall confer on an individual any right to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the right of the Corporation or such Subsidiary at any time to terminate or modify the terms or conditions of the employment of the holder of the Option.

                                   ARTICLE VI
                            RECAPITALIZATION, MERGER,
                        CONSOLIDATION AND REORGANIZATION

            SECTION 25:  Change in Common Stock.

             (a) Appropriate and equitable adjustment shall be made in the number of shares of Common Stock subject to each outstanding Option, or the option prices or both, in the event of any changes in the outstanding Common Stock by reason of Stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, sales or exchanges of assets, combinations or exchanges of shares or offerings of subscription rights, it being the purpose of this provision to insure that an Option shall be adjusted to give the Optionee, upon exercise of his Option, rights equivalent to the rights of a person who had held shares of Common Stock in the amount subject to the Option at the time the Option is granted. In applying this provision, an adjustment shall be made for any changes occurring after May 1, 1989, the effective date of this Plan.

            (b) In the event of a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of the par value status of any or all of its authorized shares, the shares resulting from any such change shall be deemed to be Common Stock or Stock within the meaning of this Plan.

            (c) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

            SECTION 26: Dissolution or Liquidation. A dissolution or liquidation of the Corporation shall cause each outstanding Option to terminate except as provided in any Option Agreement.

            SECTION 27: Rights of Optionees and the Corporation.

            (a) Except as hereinbefore expressly provided in this Article VI, an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spinoff of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to any Option.

            (b) The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

            SECTION 28: Compliance With Securities Act. The Corporation may postpone the issuance and delivery of shares upon any exercise of any Option until (a) the admission of such shares to listing on any stock exchange on which shares of the Corporation of the same class are then listed and the completion of such registration or other qualification of such shares under any state or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable, (b) insofar as any local Blue Sky law might affect the issuance of such shares, either the local Blue Sky Commission shall have ruled or counsel to the Corporation shall have advised that the issue is not subject to such local law or that such shares shall have been qualified under such law,
(c) counsel to the Corporation shall have advised either that the issuance of such shares does not require registration under any Federal securities act or that any such registration as may be required shall be effective as of the time of issuance of such shares, (d) the employee to whom the Option is granted shall have represented and agreed in writing that any shares purchased pursuant to the Option are being purchased for investment and not with a view to the distribution or resale thereof; provided, however, that an Optionee making such representation and agreement may be released by the Corporation at its discretion from such representation and agreement upon the shares being registered or qualified in such manner as may be legally required at any time, and (e) the Committee shall have been advised by counsel that all applicable legal requirements pertaining to the issuance of such shares, including any requirements of the Securities Act, have been complied with. Any person exercising an option shall make such representations and furnish such information as may be appropriate to permit the Corporation, in the light of the then existence or nonexistence of an effective Registration Statement under the Securities Act, with respect to such shares, to issue the shares in compliance with the provisions of that or any comparable law. The Corporation shall not have any liability with respect to any Option the exercise of which is prevented by the provisions of this Section 28.

                                   ARTICLE VII
                    AMENDMENT, TERMINATION AND INTERPRETATION

            SECTION 29: Amendment and Termination. This Plan shall terminate on April 30, 1999. The Board of Directors or the Committee may at any time prior to that date terminate or from time to time amend this Plan and the terms and conditions thereof as to Stock which is not then the subject matter of Options granted pursuant to the terms of this Plan; and the Board of Directors or the Committee, with the written consent of the affected holders of any Options granted pursuant to this Plan, may at any time terminate or from time to time amend this Plan and the terms and conditions of this Plan as it regards any such Options held by any such consenting Optionees; provided, however, that if required by law or by the applicable provisions of the securities exchange upon which the Common Stock is listed, such amendments shall be conditioned upon obtaining the approval of the stockholders of the Corporation.

            SECTION 30: Interpretation: A determination of the Committee as to any question which may arise with respect to the interpretation of the provisions of this Plan and of any Option or Option Agreement shall be final.

            SECTION 31: Rules and Regulations. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of this Plan as it may determine advisable to make this Plan and the Options effective and provide for their administration, and may take such other actions with regard to this Plan and the Options as it shall deem desirable to effect their purposes.

            SECTION 32: Evidence of Each Option. The Committee may include in each agreement or document it may issue to the holder of any Option, evidencing the existence of such Option given or granted pursuant to the terms of this Plan, the text of this Plan by reference thereto in such certificate or document; and in such event, all the terms of this Plan as it may exist and as it may be amended from time to time shall be deemed included in such certificate or document with the same force and effect as though this Plan were set forth in its entirety in such agreement or document.

                                  ARTICLE VIII
                                  EFFECTIVENESS

            SECTION 33: Effectiveness of Plan. This Plan shall become effective on May 1, 1989, subject, however, to approval by the stockholders of the Corporation.

                                   ARTICLE IX
                                  MISCELLANEOUS

            SECTION 34: Substituted Options. Subject to the limitation in
Section 8 of this Plan on total shares available for Options, Options to purchase shares of the Corporation's Common Stock may be granted under this Plan on terms and conditions which differ from or conflict with the terms and conditions set forth herein, provided that such Options are granted in substitution for outstanding options held by persons who have become employees of the Corporation or any of its Subsidiaries by reason of a corporate merger, consolidation, acquisition of property or capital stock, separation, reorganization or liquidation occurring after the date of adoption of this Plan.

            Nothing contained in this Plan shall be construed to limit the authority of the Corporation to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Corporation to grant or assume options for proper corporate purposes other than under this Plan with respect to any employee or other person, firm, corporation or association.


                                       12